Exhibit 99.1

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | March 2023

 2  Certain information in this presentation may include forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; the success of the Company’s license agreements, including the potential for the clinical and nonclinical data available under the Company’s exclusive license agreement with Merck KGaA to aid in the development of the Versamune® platform; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control, including unforeseen circumstances or other disruptions to normal business operations arising from or related to COVID-19. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Versamune® is a registered trademark, and Infectimune™ is a trademark of PDS Biotechnology Corporation  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA     Forward-Looking Statements  2

 1  2  4  Company Overview  Who we are: Leveraging our first-in-class T cell activating platform and our antibody conjugated immuno-cytokine platform to develop safer, more effective and longer lasting immunotherapies to treat cancer and infectious disease  Clinical Partnerships: Merck, National Cancer Institute, MD Anderson Cancer Center, Mayo Clinic  Financial: Cash as of September 30, 2022 - $71.6M cash runway to Q2 2024 with a potential registrational trial in 2023  3  3  Entering Registrational Trial for PDS0101: PDS0101 to enter Phase 3 registrational trial in 2023. PDS0101 is based on the Versamune® T cell activating platform and is being developed to treat all types of HPV16-positive cancers

 Designed to address limitations of current immunotherapy with potential efficacy over immune checkpoint inhibitors (ICI) and ICIs in combination with chemotherapy  Versamune®  Versamune® + IgG1 IL-12  PDS0301 (tumor-targeting, antibody conjugated IL-12) turns “cold tumors” into “hot tumors” which are more recognized by T cells by utilizing an antibody to deliver IL-12 into the tumor, which also limits the amount of IL-12 in the blood, making PDS0301 well tolerated by patients in a phase 1 clinical trial  The combination overcomes key immune suppressive mechanisms by inhibiting immune suppressive forces and reducing the population of myeloid derived suppressor cells (MDSC) to more effectively combat the cancer  Oncology Platform Overview  Induces a powerful and long-lasting anti-tumor response by delivering tumor-specific proteins into the immune system and activates a specific signaling pathway that promotes the production of active tumor-infiltrating killer T cells within the patient’s body  4  Reference phase 1 study : The Oncologist, 2023, XX, 1-8 doi.org/10.1093/oncolo/oyac244/.

 Versamune®   Oncology Platform

PDS0101 and Mechanism of Action

Generates right type, potency and quantity of killer T cells



INJECTION SITE
LYMPH NODE
TUMOR SITE
Immunotherapy
Triggers release of Type I FNs
Dendritic cell
Tumour antigen
MHC class I
TCR
CD8+ killer T-cell
Type I IFNs
MHC class II
TCR
CD4+ helper T-cell
Activated CD8+ killer T-cell
IL-2
IFNγ
TNF
Activated CD4+ helper T-cell
Granzyme-b
IFNγ
Tumor cells destroyed
1 Recruits T-cells to lymph nodes
2 Trains T-cells to target tumors
3 Arms T-cells to kill tumor cells

- Comprised of cationic lipids (R-DOTAP) co-administered with proprietary HPV16-specific tumor antigens, delivered via subcutaneous injection
- R-DOTAP spontaneously assembles into virus-like nanoparticles promoting efficient uptake by immune system
- Delivers antigen to CD4+ and CD8+ T cells. Activates the Type I Interferon pathway, leading to superior, multifunctional T cell responses

References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley Rumfield C et al. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.

PDS Biotechnology

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Oncology Pipeline

Developed in partnership with leaders in immune oncology

Candidate	Indication	Combination	PC	P1	P2	P3	R	Partner(s)
PDS0101 (HPV16) *VERSATILE-002* Fast Track Designation	**Recurrent/metastatic HPV16-positive head and neck cancer** **Arm 1: ICI naïve 1st line treatment** **Arm 2: ICI refractory 2nd or 3rd line treatment**	KEYTRUDA® (standard of care)						MERCK
PDS0101/PDS0301 (HPV16) *NCI-led Triple Combination*	**HPV-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers** **Arm 1: ICI naive 2nd line treatment** **Arm 2: ICI refractory 3rd line treatment**	ICI						NIH National Cancer Institute
PDS0101 (HPV16) *IMMUNOCERV*	**1st line treatment of locally advanced (IB3-IVA) cervical cancer**	Chemo-radiation (standard of care)						The University of Texas MD Anderson Cancer Center
PDS0101 (HPV16) Mayo Clinic	**Pre-metastatic HPV-associated oropharyngeal cancer (OPSCC)** **Arm 1: PDS0101 monotherapy** **Arm 2: PDS0101 + KEYTRUDA**	KEYTRUDA® (standard of care)						Mayo Clinic
PDS0102 (TARP)	**TARP-associated AML, prostate and breast cancers**	TBD						NIH National Cancer Institute
PDS0103 (MUC1)	**MUC-1 associated breast, colon, lung, ovarian and other cancers**	TBD						NIH National Cancer Institute
PDS0104 (TRP2)	**Melanoma**	TBD						

PDS Biotech Funded   Partner Co-Funded

PDS Biotechnology

Reference: Data on file.

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 More than 46,0002 patients were estimated to have been diagnosed last year with HPV-associated cancers in the US1,2  HPV vaccination is not expected to impact the rate of HPV-related cancer incidence for decades3  Existing immunotherapies cost $150,000+ annually per patient1  US HPV-associated cancer incidence2  1Company estimates based on CDC data. Assessments have not been adjusted to reflect HPV16-expression  2CDC website  3 Projected Association of Human Papillomavirus Vaccination with Oropharynx Cancer in the US 2020-2045, JAMA Oncology, September 2021  PDS0101 Market Opportunity  Designed to treat human papillomavirus (HPV16)-positive cancers  $6B Market Opportunity1  Reference: Data on file.  8

 CIN lesion regression at 1-3 months (retrospective)  60%  20%  20%  9  PDS0101 HPV16-Targeted Immunotherapy  * When treated with selected human clinical trial dosage (1mg and 3mg Versamune®)  References: L. Wood et al. A Novel Enantio-Specific Cationic Lipid R-DOTAP + HPV16 E6 & E7 Antigens Induces Potent Antigen-Specific CD8+ T Cell Responses In-Vivo in Subjects with CIN and High-Risk Human Papillomavirus Infection. Nov 8, 2019. SITC. Presentation O17.  Most patients infected with multiple high risk strains of HPV that are more resistant to spontaneous regression  Potentially overcomes key limitation of immuno-oncology: > 20-fold increase in circulating dual INF-γ & Granzyme-B inducing killer T-cells vs. pre-treatment at Day 14*  Phase 1 trial results showed no serious or dose-limiting toxicities  PDS0101 Phase 1 Clinical Trial  In vivo CD8+ T cell responses appear to correlate with regression of CIN cervical lesions supporting preclinical studies

PDS0101 Appears to Induce Clinically Beneficial T Cells

Induction of activated CD8+ killer T cells correlates with elimination of circulating tumor DNA[1]

PDS0101 activates the immune system to generate killer T cells (CD8+ T cells that induce granzyme-B)

Killer T cells target, infiltrate and eliminate the cervical cancer tumors

HPV16 tumor DNA in the blood circulation declines by day 170 (T5)

100% (9/9) Objective Response Rate & 89% (8/9) Complete Response

No recurrences in Complete Responders at 1 year

THE UNIVERSITY OF TEXAS MD Anderson ~~Cancer~~ Center

Quantity of tumor cells circulating in the blood at start of treatment



Representative Subject
HPV16 copies/ml plasma
Brush Granzyme B (%CD8)
30
25
20
15
10
5
0
45
40
35
30
25
20
15
10
5
0
T0
T1
T2
T3
T4
T4B
T5
Brush GrznB+ %CD8
HPV16 copies/ml plasma

Killer T cells that infiltrated the tumors

PDS Biotechnology

[1]Yoshida-Court et al.,, IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy, with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771); SITC 2022

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 119% objective response rate with KEYTRUDA® monotherapy reported in KEYNOTE-048 study  212-month overall survival of 49% with KEYTRUDA® monotherapy reported in KEYNOTE-048 study   317% of patients had treatment related grade 3 and higher adverse events with KEYTRUDA® monotherapy reported in KEYNOTE-048 study  11  Partner:   FDA approved standard of care: KEYTRUDA® (Pembrolizumab) owned by Merck1,2  Preliminary Results  PDS0101+KEYTRUDA® Fast Track Designation awarded by FDA  Preparing to progress to registrational trial based on successful FDA meeting  Preliminary efficacy data (American Society of Clinical Oncology (ASCO) Conference, June 2022):   Objective response (% of patients with ≥ 30% tumor shrinkage) - 7/17 (41.1%)1  Clinical benefit (stable disease + objective response) – 13/17 (76.5%)  9-month overall survival rate – 87.2%2  Safety   In first 43 patients, no treatment related grade 3 and higher (serious) adverse events - 0/43 (0%)3   VERSATILE-002 Phase 2 Clinical Trial: PDS0101 + KEYTRUDA®   Potential treatment for recurrent or metastatic HPV16-positive head and neck cancer

 Phase 2: PDS0101 + KEYTRUDA®  Company-sponsored trial for the potential treatment of HPV16-positive metastatic/recurrent head and neck cancer (VERSATILE-002)  12  Complete Response (CR)  Partial Response (PR)  Stable Disease (SD)  Progressive Disease (PD)  N=17 Subjects w/Imaging Data  OR (2 CR + 5PR)  7 (41.2%)  SD (reduction in 4/6)  6 (35.3%)  PD  4 (23.5%)  CR+PR+SD  13 (76.5%)  *Reference: Weiss J. et al. Phase II study VERSATILE-002 evaluation of PDS0101 and KEYTRUDA® in treatment of CPI naïve and ICI refractory patients with recurrent or metastatic HPV16-related HNSCC. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 6041.   In first 43 patients treated had zero grade 3 or higher treatment related adverse events

 Versamune® +   IgG1 IL-12   Oncology Platform

 14  PDS0101 HPV16-Targeted Immunotherapy  60%  20%  20%  Tumor sections revealed that IgG1 IL-12 binds to exposed cell nuclei within necrotic regions of murine tumors.   PDS0301 (IgG1 IL-12) is a first-in-class immuno-cytokine fusion protein composed of two molecules of IL-12 fused to each of the heavy chains of the human IgG1 antibody      IGg1 antibody targets DNA/histones exposed in necrotic areas of solid tumors, delivering IL-12 into the tumor and limiting its systemic accumulation  PDS0301: A Novel Investigational Tumor-Targeted IgG1 IL-12 Immuno-Cytokine

 15  PDS0101 HPV16-Targeted Immunotherapy  20%  Safety Results - PDS0301  Most adverse events were low grade self-limiting (Grade 1 & 2 toxicities)  Grade 3 toxicities included aspartate transaminase/alanine transaminase [AST/ALT] elevation (1/13), flu-like symptoms (1/13), decreased white blood cell count (1/13)  Efficacy Results - PDS0301 upregulates PD-L1 expression including soluble PD-L1  Analysis at baseline and early after PDS0301 treatment showed association with clinical response. 50% (6/12) experienced stable disease and 42% (5/12) developed progressive disease  Phase 1 PDS0301 (IgG1 IL1-2) Monotherapy Trial in Advanced Cancer Patients with Metastatic Solid Tumors  PDS0301 monotherapy promotes therapeutically relevant immune responses  Stronger immune activation is observed at higher doses of PDS0301  Analysis of patients at baseline and after PDS0301 treatment showed association with clinical response  Interferon-gamma (IFN-��) is associated with induction of T cells and Granzyme B is associated with induction of active killer (CD8) T cells  20%  Immune Correlates  Strauss 2019 Clin Canc Res: doi: 10.1158/1078-0432.CCR-18-1512  Toney 2023 International Immunopharmacology. doi.org/10.1016/j.intimp.2023.109736

 *73% grade 3 and higher adverse events reported in KEYNOTE-048 Burtness 2019 https://doi.org/10.1016/S0140-6736(19)32591-7  Goswami 2022 http://dx.doi.org/10.1136/jitc-2022-SITC2022.0695  16  Immunology/immune correlates, (SITC), November 2022:   Greater than two-fold increase in HPV16-specific T cells in the blood of 11/14 (79% ) of the evaluated patients  Induction of multifunctional killer (CD8) T cells  Increases in granzyme B (associated with active killer T cells), IFN-γ, TNF-α, etc., signal a pro-inflammatory response and role in overcoming tumor immune suppression   PDS0101 HPV16-Targeted Immunotherapy  Partner:   Types of cancer included in the trial: Anal, cervical, head and neck, penile, vaginal, vulvar  FDA approved standard of care: None  Triple Combination: PDS0101 + PDS0301 + Checkpoint Inhibitor  Advanced HPV16-positive cancer patients who are checkpoint inhibitor refractory  Safety results (Arms 1 & 2)*  24/50 (48%) of patients experienced grade 3 and higher adverse events  2/50 (4%) experienced grade 4 adverse events

Triple Combination: PDS0101 + PDS0301 + Checkpoint Inhibitor

Advanced HPV16-positive cancer patients who are **checkpoint inhibitor refractory**

Phase 2 Results in Recurrent Metastatic ICI Refractory HPV-Positive Cancer (PD-L1 agnostic) Compared to Published Data



Median OS (Months)
PDS0101 + PDS0301 + ICI
N=29
Reported OS*
0
5
10
15
20
25
Median OS (Months)

Objective Response (ORR) in high dose PDS0301 Group = 63% (5/8)

*Strauss J, et al. J Immunother Cancer 2020;8:e001395. doi:10.1136/jitc-2020-001395Strauss 2021 J Clin Oncol 39, 2021 (suppl 15; abstr 2501).DOI10.1200/JCO.2021.39.15_suppl.2501

**ASCO 2022: Strauss 2022 DOI: 10.1200/JCO.2022.40.16_suppl.2518 Journal of Clinical Oncology 40, no. 16_suppl (June 01, 2022) 2518-2518.
tumor shrinkage in HPV16-negative subjects (ASCO 2021) – Suggests critical role of PDS0101-induced HPV16-specific CD8+ T cells
No tumor shrinkage in HPV16-negative subjects (ASCO 2021) – Suggests critical role of PDS0101-induced HPV16-specific CD8+ T cells

PDS Biotechnology
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 18  PDS0101 HPV16-Targeted Immunotherapy  Phase 2 Results in Recurrent Metastatic ICI Naïve Head and Neck Cancer (CPS>0; PD-L1 agnostic)  Compared to Published Data  Triple Combination: PDS0101 + PDS0301 + Checkpoint Inhibitor  Advanced HPV16-positive cancer patients who are checkpoint inhibitor naive  *Data from KEYNOTE-048 STUDY  Median OS not yet reached  N=8

Projected Milestones Through 3Q 2023*

	Milestone	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23
PDS0101	Updated preliminary safety and updated efficacy data from NCI trial presented at ASCO	✓					
PDS0101	Preliminary safety and efficacy data (KEYTRUDA® combo) presented at ASCO – FAST TRACK DESIGNATION GRANTED	✓					
PDS0101	Discussions with the FDA on Pivotal Trial (VERSATILE-002)		✓				
PDS0101	Preliminary data from IMMUNOCERV (MD Anderson)			✓			
PDS0101	Completed Type B meeting with FDA for combination therapy of PFS0101, PDS0301 and ICI				✓		
PDS0101	Anticipate updated data (VERSATILE-002)					▬	
PDS0101	Anticipate preliminary efficacy data from Mayo Clinic IIT				▬	▬	
PDS0101	Initiate registrational trial for PDS0101					▬	▬
PDS0103	Estimated IND filing in MUC1-related cancers				▬	▬	

*Based on current enrollment and forecast modeling as of December 2022. Subject to change.

PDS Biotechnology

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1  2  4  Company Overview  Who we are: Leveraging our first-in-class T cell activating platform and our antibody conjugated immuno-cytokine platform to develop safer, more effective and longer lasting immunotherapies to treat cancer and infectious disease  Clinical Partnerships: Merck, National Cancer Institute, MD Anderson Cancer Center, Mayo Clinic  Financial: Cash as of September 30, 2022 - $71.6M cash runway to Q2 2024 with a potential registrational trial in 2023  3  20  Entering Registrational Trial for PDS0101: PDS0101 to enter Phase 3 registrational trial in 2023. PDS0101 is based on the Versamune® T cell activating platform and is being developed to treat all types of HPV16-positive cancers

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | March 2023